EXHIBIT 10.3
[*] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

PAYOFF LETTER
December 15, 2022

ANGEL OAK MORTGAGE REIT TRS, LLC
ANGEL OAK MORTGAGE FUND TRS
ANGEL OAK MORTGAGE OPERATING PARTNERSHIP, LP

Re:     Loan and Security Agreement dated August 16, 2021 (as amended from time to time prior to the date hereof, the “Loan Agreement”) among (i) * (“Regional Bank 2” or the “Lender”) and (ii) ANGEL OAK MORTGAGE REIT TRS, LLC, a Delaware limited liability company, ANGEL OAK MORTGAGE FUND TRS, a Delaware statutory trust, and ANGEL OAK MORTGAGE OPERATING PARTNERSHIP, LP, (individually, collectively, interchangeably and jointly and severally, the “Borrower”)
Ladies and Gentlemen:
Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Loan Agreement.
As of the date hereof (the “Payoff Date”), the Borrower has repaid in full the Loans and desires to terminate the Loan Agreement.
The Lender has been requested to provide this letter setting forth the conditions upon which the Lender will release the security interest in the collateral securing the Obligations (the “Release Conditions”).
The Release Conditions are as follows:
1.     The Lender shall have received a PDF counterpart of this letter duly executed by the parties hereto.
Upon the occurrence of the Release Conditions, (a) the Obligations shall be paid in full and all other indebtedness and obligations of the Borrower to Lender shall be satisfied in full, (b) the commitments of the Lender under the Loan Documents shall be terminated, and the Lender shall have no further obligation to make any Advances, (c) even with respect to possessory collateral, all the security interests, mortgages, liens, pledges, charges and other encumbrances in favor of the Lender to secure the Obligations shall be automatically released with no further action on our part, (d) all guaranties supporting the Obligations shall be released with no further action on our part, (e) all of the other respective obligations of each of the Borrower, the guarantors, or any other obligor to the Lender shall be released with no further action on our part and (f) the Loan Agreement and all other Loan Documents shall be terminated, canceled and of no further force and effect; provided that, the Borrower shall remain liable for any and all indemnification and other provisions of the Loan Documents and which by their terms survive the payment of the Obligations.
In consideration of the payment in full of the Obligations and upon the occurrence of the Release Conditions, the Lender hereby agrees to deliver to the Borrower, in each case at the expense of the Lender, the following: (a) promptly, Uniform Commercial Code releases and/or terminations and other terminations and releases in form acceptable for recording, if applicable, terminating all of the Lender’s liens and security interests in any property of Borrower; and (b) within two (2) Business Days of the Payoff Date, a copy of written notice to the Custodian terminating the Custodial Agreement and instructing the Custodian to release any collateral to the Borrower.

Upon the occurrence of the Release Conditions, the Lender agrees to procure, deliver or execute and deliver to the Borrower, from time to time, all further releases, termination statements, certificates, instruments and documents, each in form and substance satisfactory to the Borrower, and take any other actions, as may be reasonably requested by the Borrower or which are required to evidence the consummation of the payoff contemplated hereby.
This letter may be executed in multiple counterparts and by .pdf or facsimile signature, each of which shall be deemed an original and all of which together shall constitute one instrument.
[SIGNATURE PAGE FOLLOWS]

Very truly yours,

REGIONAL BANK 2

By: /s/ Amy Satsky
Name:    Amy Satsky
Title:    Executive Vice President

ACKNOWLEDGED AND CONSENTED TO BY:

ANGEL OAK MORTGAGE FUND TRS,
a Delaware statutory trust

By:    Angel Oak Capital Advisors, LLC,
not in its individual capacity but solely
as Administrator

By: /s/ Dory S. Black
Name:     Dory S. Black
Title: General Counsel

ANGEL OAK MORTGAGE REIT TRS, LLC,
a Delaware limited liability company

By: /s/ Brandon Filson
Name: Brandon Filson
Title: Treasurer

ANGEL OAK MORTGAGE OPERATING PARTNERSHIP, LP,
a Delaware limited partnership

By:    Angel Oak Mortgage OP GP, LLC, its general partner

    By: /s/ Dory S. Black
Name: Dory S. Black
Title: General Counsel